Exhibit 99.1

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: January 31, 2006

Distribution Date Summary

	Initial	Begin	End	# days
Distribution Date			2/21/2006
Collection Period		1/1/2006	1/31/2006	31
Monthly Interest Period - Actual		1/20/2006	2/21/2006	32
Monthly Interest - Scheduled				30
Pool Balance	733,163,743.80	233,080,932.27	220,096,796.04	—

Monthly Distribution Summary

	Initial Balance	Beginning Balance	Principal Distribution	Ending Balance	Note Factor
Class A-1 Notes	149,000,000.00	—	—	—	—
Class A-2 Notes	245,000,000.00	—	—	—	—
Class A-3 Notes	151,000,000.00	48,053,974.84	11,555,159.00	36,498,815.84	0.2417140
Class A-4 Notes	160,670,000.00	160,670,000.00	—	160,670,000.00	1.0000000
Class B Notes	18,329,000.00	7,860,773.19	1,428,977.23	6,431,795.96	0.3509082

Total Securities	723,999,000.00	216,584,748.03	12,984,136.23	203,600,611.80	0.2812167

	Coupon Rate	Monthly Accrued Interest	Prior Interest Carryover	Total Interest Paid	Interest Shortfall
Class A-1 Notes	1.1000%	—	—	—	—
Class A-2 Notes	1.2900%	—	—	—	—
Class A-3 Notes	1.8200%	72,881.86	—	72,881.86	—
Class A-4 Notes	2.4300%	325,356.75	—	325,356.75	—
Class B Notes	2.1000%	13,756.35	—	13,756.35	—

Total Securities		411,994.96	—	411,994.96	—

Available Collections

Principal Payments Received	12,676,111.30
Interest Payments Received	1,314,618.37
Receivables Repurchased during collection period – Principal	—
Receivables Repurchased during collection period – Interest	—
Recoveries on Defaulted Receivables	40,331.27

Total Available Collections	14,031,060.94

Reserve Account Transfer Amount	—

Total Available Funds	14,031,060.94

Summary of Distributions

Payment of Servicing Fee:	194,234.11
Payment of Class A Interest Amount:	398,238.61
First Priority Principal Distribution Amount:	—
Payment of Class B Monthly Interest:	13,756.35
Regular Principal Distribution Amount:	12,984,136.23
Payment to the Reserve Account to Maintain Specified Reserve Balance:	—

Remaining Available Funds (To the Holder(s) of the Certificates)	440,695.63

Release of excess reserve	38,622.79

Total Funds Remitted (To the Holder(s) of the Certificates)	479,318.42

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: January 31, 2006

Calculation of Servicing Fee

Beginning Pool Balance	233,080,932.27
Multiplied By: Monthly Servicing Fee (1.0%/12)	0.08333%
Monthly Servicing Fee	194,234.11
Plus: Unpaid Servicing Fees from Prior Periods	—

Servicing Fees Due and Paid	194,234.11

Calculation of Class A Interest Amount Due

Class A-1 Note Interest Accrued	—
Class A-2 Note Interest Accrued	—
Class A-3 Note Interest Accrued	72,881.86
Class A-4 Note Interest Accrued	325,356.75
Total Class A Note Interest Accrued During Period	398,238.61
Plus: Interest Shortfalls from Prior Periods	—

Total Class A Note Interest Due	398,238.61

Calculation of Class A Interest Amount Paid

Available Collections After Servicing Fee	13,836,826.83
Available Collection Shortfall	—
Reserve Account Draw	—

Class A Interest Amount Paid	398,238.61

Class A Interest Shortfall Carryforward	—

Calculation of First Priority Principal Distribution Amount Due:

Beginning Class A Note Balance	208,723,974.84
Less: Ending Pool Balance	220,096,796.04

First Priority Principal Distribution Amount	—

Calculation of First Priority Principal Distribution Amount Paid:

Available Collections After Servicing Fee and Class A Interest	13,438,588.22
Available Collections Shortfall	—
Reserve Account Draw	—

First Priority Principal Distribution Amount Paid	—

Calculation of Class B Interest Amount Due

Class B Note Interest Accrued	13,756.35
Plus: Interest Shortfalls from Prior Periods	—

Total Class B Note Interest Due	13,756.35

Calculation of Class B Interest Amount Paid

Available Collections After Servicing Fee, Class A Interest and First Priority Principal	13,438,588.22
Available Collection Shortfall	—
Reserve Account Draw	—

Class B Interest Amount Paid	13,756.35

Class B Interest Shortfall Carryforward	0.00

Calculation of Regular Principal Distribution Amount:

Aggregate Beginning Outstanding Note Balance		216,584,748.03
Less:
Ending Pool Balance	220,096,796.04
Less: Target Overcollateralization Amount	(16,496,184.24)	203,600,611.80

Less: First Priority Principal Distribution Amount		—

Regular Principal Distribution Amount before Reserve Account Draw Amount		12,984,136.23

Available Funds, before Reserve Account Draw		13,424,831.86
Available Funds Shortfall Amount		—
Reserve Account Draw Amount		—

Regular Principal Distribution Amount Paid		12,984,136.23

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: January 31, 2006

Class A Principal Distribution Amount Due:

The Greater of:
(A) The Beginning Class A-1 Note Balance	—
(B) The Beginning Class A Note Balance minus the lesser of:	208,723,974.84
(i) the product of (x) the Ending Pool Balance and (y) 88.75% plus a % equivalent of a fraction equal to the Reserve Account (prior to deposits) divided by the Ending Pool Balance	197,168,815.84

11,555,159.00
(ii) the excess of (x) the Ending Pool Balance over (y) the Target
Overcollateralization Amount	203,600,611.80

5,123,363.04

Class A Principal Distribution Amount	11,555,159.00

Class B Principal Distribution Amount Due:

The excess of (A) the sum of (i) the Ending Class A Note Balance and (ii) the Beginning Class B Note Balance over (B) the excess of (x) the Ending Pool Balance and (y) the Target Overcollateralization Amount	1,428,977.23

Class B Principal Distribution Amount	1,428,977.23

Principal Distribution Amount Paid:

Available Collections for Principal Distribution	13,424,831.86

(i) To the Class A Notes, sequentially:
(a) Class A-1 Notes	—
(a) Class A-2 Notes	—
(a) Class A-3 Notes	11,555,159.00
(a) Class A-4 Notes	—
(ii) To the Class B Notes	1,428,977.23
(iii) To the Certificateholder	440,695.63

Target Overcollateralization Amount

Lesser of:
(A) 2.25% of the Initial Pool Balance	16,496,184.24
(B) The greater of:
(i) 0.75% of the Initial Pool Balance less the Pre-Addition Reserve Balance	3,627,195.93
(ii) 11.25% of the Ending Pool Balance less the Pre-Addition Reserve Balance	22,927,980.19

Target Overcollateralization Amount	16,496,184.24

Overcollateralization Amount

Beginning Overcollateralization Amount	16,496,184.24
Target Overcollateralization Amount	16,496,184.24
Overcollateralization Excess/(Deficiency)	(0.00)
Overcollateralization Release Amount	—
Overcollateralization Increase Amount	0.00

Overcollateralization Amount	16,496,184.24

Reserve Account

Beginning Reserve Account Balance	1,864,647.46
Plus: Interest Accrued	6,884.69
Less: Reserve Account Draw	—
Reserve Account Balance Prior to Deposits	1,871,532.15

Specified Reserve Account Balance is Greater of:
(a) 0.80% of Ending Pool Balance	1,760,774.37
(b) 0.25% of the Initial Pool Balance	1,832,909.36

Reserve Account (Deficiency)/Excess	38,622.79
Deposit of Excess Available Funds	—
Release of excess reserve	38,622.79

Ending Reserve Account Balance	1,832,909.36

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: January 31, 2006

POOL STATISTICS

	Initial	Current
Collateral Pool Balance Data:
Net Pool Balance	733,163,743.80	220,096,796.04
Number of Current Contracts	41,825	23,502
Weighted Average Loan Rate	6.4000%	6.3527%
Weighted Average Remaining Term (months)	56.6	29.6

Net Loss Activity:

	Units	Principal Balance
Principal Losses for Current Collection Period	41	308,024.93
Less: Recoveries from Prior Months Charge offs		40,331.27
Net Principal Losses for Current Collection Period		267,693.66
Monthly Net Loss Rate (Annualized)		1.3782%

Beginning Net Principal Losses	929	6,640,767.73
Net Principal Losses for Current Collection Period	41	267,693.66
Cumulative Net Principal Losses	970	6,908,461.39
Cumulative Net Principal Loss Rate		0.9423%

Receivables for which related Financed Vehicle has been repossessed and not liquidated	11	154,543.84

Delinquencies Aging Profile - End of Period:
	Percentage $	Units	Outstanding Principal Balance
Current	89.10%	21,341	196,104,477.26
1- 29 Days Delinquent	8.69%	1,733	19,121,714.11
30 -59 Days Delinquent	1.28%	245	2,811,508.15
60 -89 Days Delinquent	0.41%	81	897,644.51
90 - 119 Days Delinquent	0.23%	48	501,976.28
120 - 149 Days Delinquent	0.12%	20	274,334.49
150 - 179 Days Delinquent	0.10%	19	231,012.67
180+ Days Delinquent	0.07%	15	154,128.57

Total		23,502	220,096,796.04

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this 16th day of February, 2006.

JPMorgan Chase Bank, NA (formerly Bank One, NA)

as Servicer

By:	/s/ Philip C. McNiel
Philip C. McNiel
Vice President